Jun. 28, 2016
MFS® Blended Research® Global Equity Fund
MFS® Blended Research® Global Equity Fund
SUPPLEMENT TO PROSPECTUS The date of this supplement is June 28, 2016. MFS ® Blended Research ® Global Equity Fund
Effective immediately, the seventh paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:
MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors with a goal of constructing a portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World Index (the "Index").  There is no assurance that the fund will meet this target predicted tracking error over the long term or for any year or period of years, or that the fund's predicted tracking error and actual tracking error will be similar.  Tracking error generally measures how the differences between the fund's monthly returns and the Index's monthly returns have varied over a specified time period.

Effective immediately, the fourth paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" is restated in its entirety as follows:
Investment Strategy Risk:  The fund's strategy to target a predicted tracking error of approximately 2% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.